EXHIBIT 10.7

FIRST AMENDMENT AGREEMENT dated as of November 8, 2011 (this “Amendment”), to the Credit and Guaranty Agreement dated as of April 6, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among RADNET MANAGEMENT, INC., a California corporation (the “Borrower”), RADNET, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES AND AFFILIATES OF THE BORROWER, as Guarantors, the Lenders party thereto from time to time, BARCLAYS BANK PLC (“Barclays Bank”), as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, the “Collateral Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and DEUTSCHE BANK SECURITIES INC., as Co-Syndication Agents (in such capacity, the “Co-Syndication Agents”), and RBC CAPITAL MARKETS1, as Documentation Agent (in such capacity, the “Documentation Agent”).

A.  Pursuant to Section 2.24 of the Credit Agreement, the Borrower is obtaining Incremental Revolving Commitments by entering into one or more Joinder Agreements with the Incremental Revolving Loan Lenders and the terms of such Joinder Agreements require that the Applicable Margin with respect to such Incremental Revolving Commitments is greater than the Applicable Margin currently applicable to the Revolving Loans under the Credit Agreement.

B.  Further pursuant to Section 2.24, the Administrative Agent is authorized by the Lenders to enter into this Amendment increasing the Applicable Margin for all Revolving Loans and Swing Line Loans to the levels set forth in the Joinder Agreement with respect to the Incremental Revolving Commitments, without the consent of any other Lender.

C.  The parties hereto desire to amend the Credit Agreement, subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 4 hereof.

D.  Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment of Credit Agreement. The Loan Parties and the Administrative Agent, on behalf of the Required Lenders, hereby agree that clause (ii) of the definition of Applicable Margin set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

1

(ii) (a) with respect to Revolving Loans that are Eurodollar Rate Loans, 4.25% per annum and (b) with respect to Revolving Loans and Swing Line Loans that are Base Rate Loans, 3.25% per annum.

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each of the Loan Parties represents and warrants to the Administrative Agent that, as of the date hereof:

(a)  each Loan Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each Loan Document, as amended hereby.  The execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such  Loan Party;

(b)  this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and thereto and this Amendment is the legally valid and binding obligation of such Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by  equitable principles relating to enforceability; and

(c)  no Default or Event of Default has occurred and is continuing.

SECTION 3.  Reaffirmation of Guaranty.  Each Guarantor, subject to the terms and limits contained in the Credit Agreement, reaffirms its guaranty of the Obligations pursuant to the Credit Agreement as amended by this Amendment.  Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment.  Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

SECTION 4.  Amendment Agreement Effectiveness; Conditions Precedent to Borrowing of Loans.  The effectiveness of this Amendment shall be subject to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Administrative Agent.  The date on which such condition has been satisfied is referred to herein as the “Amendment Date”.

SECTION 5.  Effect of Amendment.  On and after the Amendment Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby.  Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any other Loan Document in similar or different circumstances.  On and after the Amendment Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.  On and after the Amendment Date, as used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

2

SECTION 6.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 8.  Submission to Jurisdiction. Section 10.15 of the Credit Agreement is hereby incorporated by reference.

SECTION 9.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

1 RBC Capital Markets is the brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

RADNET MANAGEMENT, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: Beverly Radiology Medical Group, Inc., its general partner

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

By: Breastlink Medical Group, Inc., its general partner

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

By: ProNet Imaging Medical Group, Inc., its general partner

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

ADVANCED IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet Amendment Agreement Signature Page]

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

BREASTLINK MEDICAL GROUP, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

COMMUNITY IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

DELAWARE IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

DIAGNOSTICS IMAGING SERVICES, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

FRI, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

FRI II, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet Amendment Agreement Signature Page]

IDE IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

MID ROCKLAND IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

NEW JERSEY IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PACIFIC IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PRONET IMAGING MEDICAL GROUP, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

QUESTAR IMAGING, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

QUESTAR LOS ALAMITOS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet Amendment Agreement Signature Page]

QUESTAR VICTORILLE, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADIOLOGIX, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET MANAGED IMAGING SERVICES, INC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET MANAGEMENT I, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET MANAGEMENT II, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET SUB, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet Amendment Agreement Signature Page]

ROLLING OAKS IMAGING CORPORATION

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

ROLLING OAKS RADIOLOGY, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

SO CAL MR SITE MANAGEMENT, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

TREASURE COAST IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

VALLEY IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

HEALTH DIAGNOSTICS OF NEW JERSEY, L.L.C.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

IMAGE MEDICAL CORPORATION

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet Amendment Agreement Signature Page]

ERAD, INC.

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

EAST BERGEN IMAGING, LLC

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

PROGRESSIVE X-RAY OF KEARNEY, LLC

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By:  /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

[Radnet Amendment Agreement Signature Page]

IMAGING ON CALL, LLC

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

ADVANCED NA, LLC

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

ADVANCED RADIOLOGY, LLC

By:   /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., President

[Radnet Amendment Agreement Signature Page]

BARCLAYS BANK PLC, as Administrative Agent

by	/s/ David Barton
Name: David Barton
Title: Director

[Radnet Amendment Agreement Signature Page]